Subsequent Events	12 Months Ended	3 Months Ended
	Sep. 30, 2013	Dec. 31, 2013 Unaudited
Subsequent Events

Note 15:  Subsequent Events

On January 10, 2014, the Company received $50,000 through a Private Placement Offering.  The common shares were issued at a price of $1.00 per share for a total of 50,000 common shares.

On November 22, 2013, the Company entered into an engineering agreement with an unrelated third party to assist in product cost reduction and new designs for existing products.  The Company will be billed a monthly retainer of $5,000 to be offset against actual costs incurred.  Final payment of unpaid charges is due upon completion of the project, expected to be four months from the date of the agreement.

Note 14: Subsequent Events

On January 10, 2014, the Company received $50,000 through a Private Placement Offering. The common shares were issued at a price of $1.00 per share for a total of 50,000 common shares.